                               RS INVESTMENT TRUST

                              PROSPECTUS SUPPLEMENT
                         TO PROSPECTUS DATED MAY 1, 2000



SUMMARY INFORMATION

Objective, Principal Investment Strategies, and Principal Risks

RS Diversified Growth Fund.

1. The first paragraph appearing under "Principal Investment Strategies" on page 5 of the Prospectus is replaced in its entirety with the following:

     "The Fund invests primarily in small-capitalization growth companies across a broadly diversified mix of industry sectors and companies. The Fund invests primarily in stocks of companies with market capitalizations of up to $1.5 billion, but may invest is securities of larger companies. The Fund may also invest a portion of its assets in companies whose potential for capital growth has not yet been recognized by other investors."

2. The Table (and accompanying footnote) appearing on page 6 of the Prospectus is replaced in its entirety with the following:

--------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS                                               SINCE INCEPTION
       ENDING DECEMBER 31, 1999)                              PAST ONE YEAR                 (8/1/96)
--------------------------------------------------------------------------------------------------------
RS Diversified Growth Fund                                       150.21%                       57.08%
--------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index*                                        43.09%                       19.29%
--------------------------------------------------------------------------------------------------------

* The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. The Russell 2000 Growth Index has replaced the Russell 2000 Index (which is composed of 2,000 U.S. companies with an average market capitalization of $467 million) as the Fund's comparative index in this Prospectus because RSIM believes the Russell 2000 Growth Index is more representative of the Fund's likely investment universe. For periods ending December 31, 1999, the One Year and Since Inception average annual total returns of the Russell 2000 Index were 21.26% and 15.87%, respectively.


                                                  November 30, 2000